November 2016 Delek US Holdings Inc. Bank of America Merrill Lynch Global Energy Conference

Disclaimers 2 Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (defined as “we”, “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL” respectively, and, as such, are governed by the rules and regulations of the United States Securities and Exchange Commission. These slides and any accompanying oral and written presentations contain forward-looking statements that are based upon our current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements. These factors include but are not limited to: risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; the effect on our financial results by the financial results of Alon USA Energy, Inc., in which we hold a significant equity investment; uncertainty regarding the outcome of our proposal to acquire the remaining outstanding stock of Alon USA; changes in the scope, costs, and/or timing of capital and maintenance projects; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the southeastern United States; and other risks contained in our filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics Partners undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US believes that the presentation of EBITDA provides useful information to investors in assessing its financial condition, its results of operations and cash flow its business is generating. EBITDA should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA has important limitations as an analytical tool because it excludes some, but not all items that affect net income. Additionally, because EBITDA may be defined differently by other companies in its industry, Delek US' definitions of EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. Please see reconciliations of EBITDA to its most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix.

Delek US Holdings Overview

Mid-Continent Downstream Energy Company

Crude Sourcing/Logistics Flexibility

- **Pipeline Access:**
  - Midland (105,000 bpd in system)
  - Gulf Coast and Cushing
- **Gathered Barrels:**
  - Local barrels in Arkansas/ North Louisiana
  - East and West Texas
- **Rail Capability at El Dorado**
  - Up to 45,000 BPD of light crude(1) ;Ability to offload heavy Canadian crude

Synergies Created through integration:

- Logistics assets support operations and create growth options
- Refinery locations allow ability to optimize the system



WOODFORD BASIN
CUSHING
OKLAHOMA CITY
SEAWAY
PLAINS BASIN
PERMIAN BASIN
COLORADO CITY
ABILENE
MIDLAND
GREENVILLE PRODUCT STORAGE
FORT WORTH
DALLAS
SUNOCO WEST TEXAS GULF
SAN ANGELO
WACO
RED RIVER
MT PLEASANT TERMINAL
LITTLE ROCK
EL DORADO
SHREVEPORT
MONROE
TYLER
PALINE
MILLENNIUM
EXXONMOBIL NORTH LINE
HOUSTON
BEAUMONT
FREEPORT
ST. JAMES
NEW ORLEANS
EAGLE FORD BASIN
MEMPHIS
SUNOCO MID VALLEY
NASHVILLE
BRENTWOOD
KNOXVILLE
CORPORATE HEADQUARTERS
DELEK US REFINERIES
LONGVIEW, TX
DELEK LOGISTICS TERMINALS
THIRD-PARTY CRUDE OIL PIPELINES
DELEK LOGISTICS CRUDE OIL PIPELINES

LONGVIEW CRUDE OIL HUB

- Strategic crude oil supply point that allows our refining system access to domestic inland and Gulf Coast feedstocks

REFINING

- 155,000 BPD in total

El Dorado, AR	Tyler, TX
▪ 80,000 BPD	▪ 75,000 BPD
▪ 10.2 complexity	▪ 8.7 complexity

LOGISTICS (2)

- 9 Terminals
- Approx. 1,250 miles of pipelines
- 8.5 million bbls storage capacity

Alon Investment (3)

- Own approx. 47% of outstanding shares of Alon (NYSE: ALJ):
- Refining - 217,000 bpd capacity
- Retail - approx. 307 stores in the southwest US
- Asphalt- 11 terminals in the southwest US

(1) Rail supplied light crude capability consists of 25,000 bpd of light crude or 12,000 bpd heavy crude offloading that is available at a facility owned by Delek Logistics adjacent to the El Dorado refinery. In addition, 20,000 bpd light crude capability is currently available via a third party facility adjacent to the El Dorado refinery.

(2) Delek Logistics Partners, LP (NYSE:DKL) began operating on Nov. 7, 2012 and, from that date, 100% of its performance has been reported as a segment of Delek US. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Storage and pipeline amounts are based on total DKL assets.

(3) Please see page 7 for additional information. Approximately 70,000 bpd of refining capacity is not currently operating.

3

Delek US Investment Highlights 4 • Crude nameplate capacity increased by 15 kbpd to 155 kpbd in 2015 • Turnarounds completed and FCC reactors replaced at both refineries • Declining capital expenditure needs; No scheduled turnarounds until 2019/2020 Refining Increased capacity and improved flexibility • Achieved LTM Net Income of $62.8 million and EBITDA of $96.5 million as of 3Q 2016 • Distribution increased 15 consecutive quarters to $0.655/unit • In 50%/50% IDR splits for amounts above $0.5625/unit • Target 10% minimum distribution per unit growth in 2017 Logistics Growing distribution (Delek Logistics Partners (NYSE: DKL) (1) • At 9/30/16 - Cash balance excluding retail of approximately $315 million • Debt of approx. $828 million excluding retail and includes$375 million at DKL • Net debt (excl. DKL) of $137 million Conservative Financial Position (2) • Acquired 47% of outstanding shares, of Alon USA Energy (NYSE: ALJ) (“Alon USA”) on May 14, 2015. • Oct. 14, 2016 made non-binding proposal to acquire all remaining outstanding stock of ALJ in an all stock transaction at a ratio of 0.44 DK share for each ALJ share • 4 third party logistics acquisitions; exploring other opportunities • Proven ability to buy at right time and integrate into system Growth Focus Through Acquisitions 1) Delek Logistics Partners, LP (NYSE:DKL) began operating on Nov. 7, 2012 and, from that date, 100% of its performance has been reported as a segment of Delek US. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. EBITDA based on 3Q16 results. 2) Based on 9/30/16 balance sheet. Retail related operations were classified as discontinued operations.

2016 Initiatives to Create Value and Improve Financial Flexibility 5 • Total capital expenditure expected to be $45.1 million in 2016 • Reduced from $191.0 million in 2015 and $213.6 million in 2014 • Completed large invest program in refining in 2015 • No scheduled turnarounds until 2019/2020 Reduced Capital Expenditures • Experienced a $13.1 million year-over-year decline in operating expense and overhead in 3Q16; partially due to cost reduction initiatives • Initiatives focused on cost controls and procurement savings • Cost management benefited from operating reliability Focused on Cost Management • Reliability consistent with 1st quartile performance in recent Solomon study (1) • Benefitting from past capital projects completed in turnarounds • Reliability Asset Management system used in refining system • Reduces downtime in the operating units and operating expense Improving Reliability in Refining • On Nov. 14, 2016 closed $535 million transaction • Repaid retail related debt of $156 million and other fees at closing • Net cash proceeds before tax of approximately $377 million • Equates to approximately 12.7x EBITDA multiple (2) • Compares to other retail transaction in a 11.1x EBITDA multiple range (3) Unlocked Value of Retail Assets • Target improvement in capture rate at refineries • Efforts focused on reducing RINs exposure • Optimize crude slate in refining system Commercial Initiatives Underway 1) As measured by operational availability 2) Based on midpoint of previous EBITDA guidance range of $40 million to $45 million from the retail assets. 3) Please see page 6 for more information.

Retail Transaction Summary MAPCO Sale Transaction  On November 14, 2016 closed $535.0 million sale of the retail related assets to Compañía de Petróleos de Chile COPEC S.A. (SNSE:COPEC)  Plus $16.3 million net estimated cash on hand and working capital adjustment  Paid $156.0 million of debt, $13.4 million prepayment fee and $4.6 million of transaction cost at closing  Net cash proceeds of $377.3 million before taxes generated by retail transaction  Deal value represents EBITDA multiple of approximately 12.7x (1)  Retail segment primarily comprised of MAPCO Express convenience store chain with 348 corporate stores operating primarily in Tennessee, Alabama and Georgia  Delek will continue to supply fuel to certain MAPCO retail locations under an 18-month supply agreement •Retains wholesale business and space on the Colonial pipeline system •Consolidated RINs balance should not be significantly changed by this transaction Select Precedent C-Store Transactions (1) Based on midpoint of previous EBITDA guidance range of $40 million to $45 million from the retail assets. (2) All figures as of June 30, 2016 Banners Under the MAPCO Brand Overview of MAPCO (2) $1,414 Million LTM Revenue 142 / 65 Total Dealer Locations / Contracted Dealer Locations 459 Million Retail Fuel Gallons Sold in LTM $67 Million LTM Contribution Margin (1) Transaction value excludes value of LP units owned by Susser Holdings in Susser Petroleum Partners LP (""SUSP""); net debt of SUSP also excluded. ETP also acquired general partner of SUSP in transaction, and no value attributable to general partner removed from transaction value. LTM EBITDA deducts $51 million SUSP EBITDA from $172 million consolidated EBITDA and adds $5 million public company cost savings (per ETP investor presentation) only, and excludes all other synergies, expected to total $65 million. (2) Based on 2013 pro forma EBITDA from Form 10. Acquiror announced significant expected synergies of $190 million, which imply a fully synergized multiple of 7.9x, to justify the premium multiple. (3) Acquiror announced expected doubling to tripling of EBITDA (to $50-$60 million) within the second full year of operations, which would imply a multiple of 6.5x-7.7x. (4) Based on Wall Street Research date 5/6/16. (5) $ in millions A nno uncement D ate Apr 2014 M ay 2014 Sep 2014 Sep 2014 Oct 2014 Dec 2014 M ay 2016 Aug 2016 T arget Susser Holdings Hess Corporation Pioneer Energy Aloha Petro leum Warren Equities, Inc. Pantry, Inc. 79 CST Stores CST Brands A cquiro r Energy Transfer Partners M arathon Petro leum Corporation Parkland Fuel Corporation Sunoco LP Global Partners, LP Alimentation Couche-Tard 7-Eleven, Inc. Alimentation Couche-Tard Enterpise Value $1,641 $2,863 $378 $240 $387 $1,725 $408 $4,278 13.6x 16.4x 6.9x 7.9x 19.3x 7.8x ~11.8x 10.4x Median: 11.1x (1) (2) (3) (4) 6 (5)

Alon USA Investment

- On May 14, 2015, Delek completed the acquisition of approximately 33.7 million shares, or approximately 47% of the outstanding shares, of Alon USA Energy (NYSE: ALJ) ("Alon USA") common stock from Alon Israel Oil Company, Ltd. ("Alon Israel").
  - Five seats on the eleven-member Alon USA board of directors, including chairman of the board
  - Total consideration of approximately $564.5 million(1); $200.0m cash(2), $145.0m seller note; 6.0m DK shares
- On Oct. 14 made non-binding proposal to acquire remaining shares in all stock transaction based on a ratio of 0.44x
  - Stock ratio (ALJ/DK) (4)
    - May 14, 2015 = 0.45x (deal closed)
    - November 11, 2016 = 0.47x

Alon USA Asset Overview (3)

Refining

- 217,000 bpd of capacity
- **Big Spring**
  - 73,000 bpd
  - 10.5 complexity
- **Krotz Springs**
  - 74,000 bpd
  - 8.4 complexity
- **California** (3)
  - 70,000 bpd
  - 9.2 complexity

Retail

- Approx. 307 stores
- Southwest US locations
- Largest licensee of 7-Eleven stores in the US

Asphalt

- 11 asphalt terminals located in TX, WA, CA, AZ and NV
- the largest asphalt supplier in CA and second largest asphalt supplier in TX



Richmond Beach
Washington
Oregon
Elk Grove
Femley
Nevada
California
Bakersfield
Mojave
Paramount
Long Beach
Phoenix
Flagstaff
Arizona
Tucson
Bloomfield
Albuquerque
Moriarty
New Mexico
El Paso
Orla
Lubbock
Big Spring
Midland/
Odessa
Abilene
Wichita Falls
Oklahoma
Tulsa
Duncan
Dallas
Fort Worth
Texas
Houston
Corpus Christi
Nederland
Arkansas
Louisiana
Krotz Springs
Empire
South
Marsh
Island
Loop
ALON USA
Refinery
Exchange Terminal
Alon USA Terminal
Third-Party Terminal
Asphalt Terminal
Alon Pipelines (idled)
Third-Party Pipelines
Key Retail Cities

Alon USA Partners (NYSE: ALDW)

- ALJ also owns 100% of the general partner and 81.6% of the limited partner interests in ALDW
- ALDW owns the Big Spring refinery (aggregate crude oil throughput capacity of 73,000 bpd)

(1) Based upon a closing price of $36.59 per share of Delek US common stock on May 13, 2015.
(2) Payment was funded through a combination of cash on hand and an increase in Lion Oil's term loan credit facility from $99.0 million to $275.0 million. The interest rate is based on LIBOR or base rate plus applicable margins, subject in each case to an all-in interest rate floor of 5.5%
(3) Based on Alon USA publicly available information. Refineries in California are not currently operating.
(4) Ratio based on daily closing price. May 14, 2015 DK $38.46/shr and ALJ $17.16/shr = 0.446; November 11, 2016 DK $18.00/shr and ALJ $8.47/shr = 0.47

Delek US

7

Limited Value Attributed to Delek US Refining Assets in Current Environment 8 Creates attractive capital allocation opportunity Current DK market cap, $1,114 Investments exceed current market cap Results in limited to no value given to refining assets in current valuation • 155,000 bpd of crude capacity inland refining system • Invested $584 million capital expenditures 2011 to 9/30/16 $386 $602 $348 $465 $193 $98 $349 $0 $200 $400 $600 $800 2011 2012 2013 2014 2015 3QYTD 16 Refining Contribution Margin Contribution Margin Average Notes: • Share prices based on November 11, 2016 and shares outstanding, debt and cash balances as of September 30, 2016. • DK based on $18.00/share price, ALJ based on 47% ownership and $8.47/share price; DKL based on 60% ownership and $22.60/unit • GP Distribution range of $12.0m to $20.0m based on estimated amount if Delek Logistics (NYSE: DKL) meets its target of 15% annual growth in limited partner distributions in 2016 and 10% in 2017 based on DKL 3Q16 earnings release. Actual amounts paid in the future based on DKL performance and partnership agreement. Multiple range of 15x to 17x used to calculate valuation. • Net cash based on $137.4m net debt at 9/30/16, excluding DKL debt of $375.0m , less $377.3m of net cash proceeds before tax from retail transaction. Estimated taxes to be paid in 1Q17. ($ in millions) ($ in millions) ($ in millions) ALJ, $287 DKL, $330 GP, $180 to $340 Net cash, $240 Approx. $1,040 to $1,200 of investments Market cap based Market cap based estimate Incl. retail proceeds

Refining Segment SEGMENT UPDATE

Initiatives Underway to Improve Asset Performance 10 Focus on factors under our control •Next turnarounds in 2019 and 2020 •No large capital projects scheduled •Primarily maintenance focused capital spend •Procurement strategies •Manage overhead and operating expenses •Expand local footprint •Minimize RINs exposure •Balance production/demand •Optimize Crude slate •Safety • Improve yields •Maximize high value products •Reliability/Utilization focused Asset Optimization Commercial Capital Spending Costs Control

54% 55% 54% 53% 55% 39% 39% 40% 41% 38% 7% 6% 6% 7% 7% 0% 20% 40% 60% 80% 100% 120% 2013 2014 2015 3Q15 3Q16 Gasoline Diesel Petro/Other 62,304 65,523 60,704 70,802 78,758 Tyler Refinery Overview 11  Overview  Niche market generally priced above Gulf Coast; supported by Delek Logistics' terminals  Crude slate consists of approx. 65 kbpd Midland sourced crude; plus east Texas and Cushing crudes  Completed schedule turnaround in March 2015; FCC reactor replaced; next scheduled turnaround 2020  15 kbpd crude processing expansion completed in March 2015  Achieved 75 kbpd crude throughput rate  Product yield in line with pre-expansion level  Focus on balancing expanded production level with refining margin to maximize capture rate 75,000 bpd niche refinery serving Tyler, Texas and surrounding area Total Production, bpd $4.63 $4.41 $4.52 $3.81 $3.56 2013 2014 2015 3Q15 3Q16 Operating Expense Per Barrel Sold Note: Delek US capture rate is defined as refining gross margin per barrel divided by WTI Gulf Coast 5-3-2 crack spread.

El Dorado Refinery Overview

80,000 bpd refinery with crude slate flexibility to process light and medium gravity crudes

- **Overview**
  - Inland PADD III refinery located in Southern Arkansas
  - Flexible crude sourcing
    - Access to Gulf Cost crudes beginning in August 2016
    - Midland, local Arkansas, east Texas
    - Rail offloading capability
    - Mid Valley and Exxon North crude oil pipeline access
  - Ability to support a portion of retail fuel needs on direct/indirect basis through 18 month supply agreement with COPEC (1)
- **Improved flexibility and throughput in 1Q 2014 turnaround; next scheduled turnaround 2019**
  - Pre-flash tower project improved light crude processing capability to approximately 80,000 bpd
  - Replaced FCC reactor with state of the art technology

Total Production, bpd



71,642
3%
11%
38%
49%
71,286
2%
9%
39%
50%
77,806
3%
8%
37%
52%
74,689
4%
8%
36%
51%
74,946
3%
8%
37%
52%
2013
2014
2015
3Q15
3Q16
Gasoline
Diesel
Asphalt
Petro/Other

Operating Expense Per Barrel Sold



$4.06
$3.94
$3.97
$4.17
$3.73
2013
2014
2015
3Q15
3Q16

1) COPEC is a wholly owned subsidiary of Empresas COPEC S.A, which owns and operates convenience stores in Chile, Columbia, Panama, Ecuador, Peru and Mexico. On Nov. 14, 2016 Delek US closed the transaction to sell its retail related business to COPEC.

12

Refining Capital Investment Program Improved Operations

Increased crude throughput capacity and operating flexibility

- Large investment cycle in refining now completed
  - Capital expenditure needs declining from 2015 level
  - 2016E based on maintenance and regulatory spending
- Projects completed during 2014 and 2015 included:
  - Turnarounds completed at both refineries
  - Improved crude oil processing flexibility
  - Increased crude throughput capacity
  - Since 2012 increased light crude processing capability by 27% based on 2015 capacity
  - ULSD capability improved by 37% by expanding the DHTs



Historical Capital Spending
($ in millions)
$46.1
$123.6
$199.1
$164.5
$27.1
2012A
2013A
2014A
2015
2016E*



Light Crude Processing and DHT Capacity Increased (1)
(in 000 bpd)
122
52
124
52
140
60
155
71
2012
2013
2014
2015
Light Crude Processing
DHT

***2016 includes sustaining maintenance, regulatory and discretionary related spending. No significant growth related capital expenditures in the forecast.**

Note: Amounts represent spending in the refining segment. Periods have been restated to reflect logistic assets that were dropped down to Delek Logistics Partners since its inception in 2012 including tank farms, terminals and rail offloading racks.

(1) 2012 and 2013 volume based on actual crude throughput. 2014 and 2015 based on total capability of the system.

13

Further benefited by logistics segment that generates RINs Refineries - Niche Markets/ Wholesale Business Limits RINs Exposure 14 $(0.00) $0.05 $0.02 $0.95 $0.63 $0.78 $0.45 -$0.20 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 1Q1 5 2Q1 5 3Q1 5 4Q1 5 1Q1 6 2Q1 6 3Q1 6 S p er r ef in in g b b l sol d  Delek Logistics Partners terminals support refining system:  Tyler primarily serves a 100 mile radius  El Dorado has access to local markets, as well as Little Rock and Memphis  Local market netbacks higher than Gulf Coast basis  Colonial Pipeline space has increased access to Southeastern market; ability to generate RINs 0 100 200 300 400 500 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 Ja n -1 3 Ap r-1 3 Ju l- 13 O ct-1 3 Ja n -1 4 Ap r-1 4 Ju l- 14 O ct-1 4 Ja n -1 5 Ap r-1 5 Ju l- 15 O ct-1 5 Ja n -1 6 Ap r-1 6 Ju l- 16 O ct-1 6 Col o n ial - 0 0 0 b b l p er m o n th $ /b b l D if f N YM EX less G C NYMEX GC Diff Colonial Space, bbls per month Delek US – Consolidated RINs per Refining bbl sold (2) Gasoline– NYMEX less Gulf Coast(1) / Colonial Space Improving Niche Markets 1) Source for gasoline price differential is Platts with NYMEX RBOB and Gulf Coast CBOB average posted prices through November 11, 2016. 2) Combines RINs cost in the refining segment less RINs benefit from the logistics segment divided by barrels sold from refining to illustrate the net effect on a per barrel basis.

Approximately 80% of crude slate consists of Midland and local crude supply Access to Midland and Local Crudes 15 45.0 45.0 87.0 105.0 107.0 17.2 17.9 18.6 17.2 16.0 0 50 100 150 200 2012 2013 2014 2015 2016E In 0 0 0 b p d Midland Local Crude Throughput Capacity $(3.31) $(2.71) $(6.11) $(1.43) $(1.67) $(1.61) $(1.20) $(1.26) $(0.84) $(0.93) 2012 2013 2014 2015 1Q16 2Q16 3Q16 Oct. Nov. Dec.  Improved access to cost advantaged crude (Midland/local) in refining system  Midland recently trading near parity with Cushing  Long term outlook for Midland approximately $1- $2/bbl under Cushing  Ability to access Gulf Coast crude for El Dorado  Refining margin competitive due to:  Cost advantaged crude supply  Serve niche markets  Target to reduce operating expenses per barrel WTI Midland vs WTI Cushing, $/bbl (1) Increasing Access to Midland and local crude 1) Differential includes contango of $0.40/bbl (2012); contango of $0.07/bbl (2013); backwardation of $0.77/bbl (2014); contango of $0.97/bbl (2015); $1.80 (1Q16).; $1.43 (2Q16); $0.88 (3Q16), $0.74 (Oct.); $0.63 (Nov.); $0.81 (Dec.) Source: Argus – as of November 11, 2016; NYMEX futures settle prices. 2) Crack spread based on WTI crude oil and Gulf Coast pricing, using HSD. Current crack spread based on November 11, 2016. WTI Gulf Coast 5-3-2 Crack Spread(2) Periods incl. backwardation/contango $0 $5 $10 $15 $20 $25 Ju l- 1 4 A u g- 1 4 Se p -1 4 O ct -1 4 N o v- 1 4 D ec -1 4 Ja n -1 5 Fe b -1 5 M ar -1 5 A p r- 1 5 M ay -1 5 Ju n -1 5 Ju l- 1 5 A u g- 1 5 Se p -1 5 O ct -1 5 N o v- 1 5 D ec -1 5 Ja n -1 6 Fe b -1 6 M ar -1 6 A p r- 1 6 M ay -1 6 Ju n -1 6 Ju l- 1 6 A u g- 1 6 Se p -1 6 O ct -1 6 N o v- 1 6 Cu rr en t $ p er b b l.

SEGMENT UPDATE Logistics

Strategic Partner in Delek Logistics Partners, LP (NYSE: DKL) 17 Delek Logistics Partners , LP (NYSE:DKL) began operating on Nov. 7, 2012 and 100% of its performance is reported as a segment of Delek US beginning 4Q12. Delek US and its affiliates own approximately 62%, including the 2.0% general partner interest, of DKL. Please see the public filings of DKL for additional information and risks associated with DKL. Note: Storage and pipeline amounts based on the pipeline and transportation segment and wholesale marketing and terminalling segment. 1. Includes approximately 240 miles of leased pipeline capacity  ~ 765 miles (1) of crude/product transportation pipelines, includes the 195 mile crude oil pipeline from Longview to Nederland, TX  ~ 600 mile crude oil gathering system in AR/North LA  Rail offloading facility Pipelines Assets  Storage facilities with 8.5 million barrels of active shell capacity Storage Assets  Wholesale and marketing business in Texas  9 light product terminals: TX, TN,AR Wholesale/ Terminal Assets Growing logistics assets support crude sourcing and product marketing

DKL: Joint Venture Pipeline Projects 18 Caddo Pipeline ■ DKL (50%)/Plains (50%) ■ Est. total cost: $123 million (1) ■ Capacity: 80,000 bpd ■ Length: 80 miles ■ Expected Completion: Jan. 2017 Rio Pipeline ■ Rangeland (67%)/ DKL (33%) ■ Cost: $119 million ■ Capacity: 55,000 bpd ■ Length: 107 miles ■ Completed: Sept. 2016 (1) Estimated investment pending any change due to construction revisions at Caddo. Actual will vary based on final construction cost. (2) Target EBITDA multiple. Actual performance will vary based on market conditions and operations which may change the actual multiple in future periods. ■ DKL targets EBITDA multiple is 8x to 10x investment at the joint venture level (2) ■ DK an anchor shipper on both projects

1.39x 1.32x 1.35x 1.30x 1.61x 2.02x 1.42x 1.67x 1.23x 1.47x 1.50x 1.17x 1.19x 1.31x 0.99x 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q15 1Q16 2Q16 3Q16 Increased Distribution with Conservative Coverage and Leverage 19 Distribution per unit has been increased fifteenth consecutive times since the IPO $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 $0.655 MQD (1) 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Increased 75% through 3Q 2016 distribution Distributable Cash Flow Coverage Ratio (2)(3) 1.70x 1.58x 2.28x 2.40x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Revolver Leverage Ratio (4) (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. (2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see page 31 for reconciliation. (3) 3Q16 based on total distributions paid on November 14, 2016. (4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods. Avg. 1.35 in 2013 Avg. 1.68x in 2014 Avg. 1.37x in 2015 Avg. 1.16x in 2016

20 Marginal Percentage Interest in Distributions Assumed Distribution per Limited Partner Unit if Delek Logistics Meets Annual Growth Targets (1) Delek Logistics GP Incentive Distribution Rights Total Quarterly Distribution Per Unit Target Amount Unitholders General Partner Minimum Quarterly Distribution below $0.37500 98.0% 2.0% First Target Distribution $0.37500 to $0.43125 98.0% 2.0% Second Target Distribution $0.43125 to $0.46875 85.0% 15.0% Third Target Distribution $0.46875 to $0.56250 75.0% 25.0% Thereafter above $0.56250 50.0% 50.0%  Distribution $0.655/unit for 3Q 2016  Distribution growth target: 15% in 2016 10% in 2017  Delek US Ownership: LP Units: 14,798,516 GP Units: 496,020 (1) Based on no change in number of units and assumes all units are paid distribution, including IDRs to Delek US and its affiliates. Targeted annual growth rate in distribution based on 15% (per DKL target in 3Q16 earnings press release) from 2015 to 2016 and 10% from 2016 to 2017 based on declared amounts. Delek US and affiliates own approximately 60% of limited partner units and 100% of the general partner units. Information for illustrative purposes only, actual amounts will be determined by Delek Logistics based on future performance and pursuant to its partnership agreement. Assumed Annual Distribution (LP and GP) to Delek US if Delek Logistics Meets Annual Growth Targets (1) $1.50 $1.60 $1.90 $2.24 $2.58 $2.83 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 MQD annualized 2013A 2014A 2015A 2016E 2017E Distribution per LP unit $28.1 $33.1 $37.4 $41.9 $1.9 $5.0 $12.4 $18.7 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2014 2015 2016E 2017E Distribution - LP Distribution - GP $ in millions +7% +19% +18% +15% +10%

Financial Update

Capital Invested in the Business and Returned to Shareholders

Financial Highlights

- **At September 30, 2016 [1]**
  - Cash of $315.3 million; Debt of $827.7 million
  - Includes $375.0 million of debt at Delek Logistics (DKL)
  - Excluding DKL, Delek US' net debt position was approximately $137.4 million
- **Closed sale of retail related assets for $535.0 million on Nov. 14, 2016**
  - Plus $16.3 million net cash on hand and working capital adjustment
  - Paid $156.0 million of debt, $13.4 million prepayment fee and $4.6 million of transaction cost at closing
  - **$377.3 million net cash proceeds before tax**
  - Improves financial flexibility
- **Capital allocation focused on cash returned to shareholders, acquisitions and capital program**
  - $30 million DKL limited partner unit repurchase authorization
  - $125 million DK share repurchase plan authorized in 2016

Cash Balance ($MM)


$68
$49
$226
$602
$400
$444
$302
$350
$377
$315
$377
2009
2010
2011
2012
2013
2014
2015
1Q16
2Q16
3Q16
Retail Sale (2)

Dividends Declared ($/share)


Regular
Special
$0.15
$0.15
$0.15
$0.15
$0.33
$0.18
$0.15
$0.60
$0.39
$0.21
$0.95
$0.55
$0.40
$1.00
$0.40
$0.60
$0.60
$0.60
$0.60
$0.60
2009
2010
2011
2012
2013
2014
2015
3Q16 LTM

DK Share Repurchases ($MM)


$37
$75
$42
$6
2013
2014
2015
YTD 3Q16

1) At September 30, 2016 retail related assets were classified as discontinued operations.
2) Cash proceeds from retail sale before taxes. Estimated taxes to be paid in 1Q17.

22

Increases potential free cash flow generation from operations $18.8 $74.9 $61.6 $82.9 $155.1 $42.3 $36.0 $46.1 $123.6 $199.1 $164.5 $27.1 $0.2 $0.3 $0.9 $0.5 $0.9 $30.3 $25.8 $9.2 $18.6 $10.6 $2.0 $0.1 $0.1 $7.6 $12.2 $7.7 $5.3 $7.9 $7.4 2005A 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016E Refining Logistics (Marketing) Other Declining Capital Needs 23 $42.4 $44.5 $88.6 $157.1 Source: Company filings; Excludes retail related capital expenditures as operations were classified as discontinued operations in 3Q16. $213.6 $191.0 $155.7 $83.8 $63.9 $75.1 ($ in millions) *2016 estimate represents sustaining maintenance, regulatory and some discretionary related spending projects. No significant growth related capital expenditures are included in the current forecast. $45.1

24 Complementary Logistics Systems Significant Organic Growth / Margin Improvement Opportunities Focus on Shareholder Returns Strong Balance Sheet Strategically Positioned Refining Platform Questions and Answers

Appendix

Delek US Focused on Growth through Acquisitions (1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries. (2) Mt. Pleasant includes $1.1 million of inventory. 2006 Abilene & San Angelo terminals $55.1 mm 2012 Nettleton Pipeline $12.3 mm 2011 Paline Pipeline $50 mm Acquisition Completed 171 retail fuel & convenience stores & related assets $157.3 mm 2005 to 2007 2011 to 2012 2013 to Current Crude Gathering 2013 Biodiesel Facility $5.3 mm 2011 Lion refinery & related pipeline & terminals $228.7 mm(1) 2005 Tyler refinery & related assets $68.1 mm(1) 2011 - 2014 Building new large format convenience stores 2013 Tyler-Big Sandy Pipeline $5.7 mm 2014 Biodiesel Facility $11.1 mm Logistics Segment Retail Segment Refinery Segment Crude Logistics Refining Product Logistics Retail 2012 Big Sandy terminal & pipeline $11.0 mm 2013 North Little Rock Product Terminal $5.0 mm 2011 SALA Gathering Lion Oil acquisition Assets P u rc h as e d Increased Gathering East and West Texas 26 2014 Mt. Pleasant System $11.1 mm (2) 2014 Frank Thompson Transport $11.9 mm 2016 Completion DKL Joint Ventures Caddo Pipeline RIO Pipeline Exp. Inv.: ~$96.0 mm 2015 47% ownership in Alon USA 2015 47% ownership in Alon USA 2016 Sold MAPCO for $535mm

27 Summary Organization Structure (1) Currently a 4.90% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest will be indirectly held by Delek. Market cap based on share prices on November 11, 2016. 95.10% ownership interest (1) 2.0% interest General partner interest Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL Market Cap: $550 million Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK Market Cap: $1.1 billion 59.7% interest Alon USA NYSE: ALJ Market Cap: $606 million 47% interest

U.S. Refining Environment Trends

Refined Product Margins and WTI-Linked Feedstock Favor Delek US


Brent-WTI Cushing Spread Per Barrel (1)
WTI 5-3-2 Gulf Coast Crack Spread Per Barrel(2)
LLS 5-3-2 Gulf Coast Crack Spread Per Barrel(2)
$50
$40
$30
$20
$10
$0
-$10
-$20
-$30
Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Jul-13 Aug-13 Sep-13 Oct-13 Nov-13 Dec-13 Jan-14 Feb-14 Mar-14 Apr-14 May-14 Jun-14 Jul-14 Aug-14 Sep-14 Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 May-16 Jun-16 Jul-16 Aug-16 Sep-16 Oct-16 Nov-16

(1) Source: Platts; 2016 data is as of November 11, 2016; 5-3-2 crack spread based on HSD
(2) Crack Spreads: (+/-) Contango/Backwardation

28

Access to Midland Crudes Benefits Margins

WTI Midland vs. WTI Cushing Crude Pricing


($ per barrel)
$2.00
$0.00
($2.00)
($4.00)
($6.00)
($8.00)
($10.00)
($12.00)
($14.00)
105,000 bpd of Midland crude in DK system
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
May-15
Jun-15
Jul-15
Aug-15
Sep-15
Oct-15
Nov-15
Dec-15
Jan-16
Feb-16
Mar-16
Apr-16
May-16
Jun-16
Jul-16
Aug-16
Sep-16
Oct-16

Source: Argus – as of November 11, 2016

29

DKL: Reconciliation of Cash Available for Distribution

(dollars in millions, except coverage)	1Q13 [2]	2Q13 [2]	3Q13 [2]	4Q13 [2]	2013 [2]	1Q14 [2]	2Q14	3Q14	4Q14	2014 [2]	1Q15 [2]	2Q15	3Q15	4Q15	2015 [2]	1Q16	2Q16	3Q16
Reconciliation of Distributable Cash Flow to net cash from operating activities																		
Net cash provided by operating activities	$2.0	$18.7	$19.9	$8.9	$49.4	$14.4	$31.2	$20.1	$20.8	$86.6	$15.9	$30.8	$20.2	$1.3	$68.2	$26.4	$31.2	$29.2
Accretion of asset retirement obligations	($0.0)	($0.1)	($0.0)	($0.1)	($0.2)	($0.1)	($0.1)	($0.1)	$0.0	($0.2)	($0.1)	($0.1)	($0.1)	($0.1)	($0.3)	($0.1)	($0.1)	($0.1)
Deferred income taxes	$0.0	$0.0	($0.1)	($0.3)	($0.3)	$0.0	($0.1)	($0.0)	$0.2	$0.1	($0.2)	$0.2	$0.0	$0.0	($0.0)	$0.0	$0.0	$0.0
Gain (Loss) on asset disposals	$0.0	$0.0	$0.0	($0.2)	($0.2)	$0.0	($0.1)	$0.0	($0.0)	($0.1)	($0.0)	$0.0	$0.0	($0.1)	($0.1)	$0.0	$0.0	($0.0)
Changes in assets and liabilities	$12.1	($4.9)	($5.1)	$6.3	$8.3	$3.4	($6.0)	($1.6)	$3.0	($1.2)	$3.3	($7.3)	$3.6	$20.5	$20.1	($5.4)	($7.1)	($10.0)
Maint. & Reg. Capital Expenditures	($1.3)	($1.1)	($1.3)	($1.8)	($5.1)	($0.8)	($1.0)	($0.8)	($3.9)	($6.5)	($3.3)	($3.9)	($3.5)	($2.7)	($11.8)	($0.7)	($0.9)	($0.7)
Reimbursement for Capital Expenditures	$0.3	$0.2	$0.0	$0.4	$0.8	$0.0	$0.0	$0.0	$1.6	$1.6	$1.2	$1.4	$2.3	$0.0	$5.2	$0.2	$0.6	$0.7
Distributable Cash Flow	$13.1	$12.8	$13.4	$13.3	$52.9	$17.0	$24.0	$17.7	$21.8	$80.3	$16.8	$21.1	$22.6	$18.9	$81.3	$20.4	$23.7	$19.1
Coverage [1]	1.39x	1.32x	1.35x	1.30x	1.35x	1.61x	2.02x	1.42x	1.67x	1.68x	1.23x	1.47x	1.50x	1.17x	1.37x	1.19x	1.31x	0.99x
Total Distribution [1]	$9.4	$9.7	$9.9	$10.2	$39.3	$10.5	$11.9	$12.4	$13.1	$47.9	$13.7	$14.4	$15.1	$16.1	$59.3	$17.1	$18.1	$19.3

(1) Distribution for forecast period based on $1.50 per unit; Distribution for year ended December 31, 2013, 2014, 2015 and year to date 2016 based on actual amounts distributed during the periods; does not include a LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution.

(2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.

Note: May not foot due to rounding and annual adjustments that occurred in year end reporting.

30

DKL: Income Statement and Non-GAAP EBITDA Reconciliation 31 (1) Includes approximately $2.0 million of estimated annual incremental general and administrative expenses expected to incur as a result of being a separate publicly traded partnership. (2) Interest expense and cash interest both include commitment fees and interest expense that would have been paid by the predecessor had the revolving credit facility been in place during the 12 months ended 9/30/13 period presented and Delek Logistics had borrowed $90.0 million under the facility at the beginning of the period. Interest expense also includes the amortization of debt issuance costs incurred in connection with our revolving credit facility. (3) Forecast provided in the IPO prospectus on Nov. 1, 2012. (4) Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. (5) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 drop downs. Note: May not foot due to rounding. Forecast 12 Months 9/30/13 (1)(2)(3) 1Q13 (4) 2Q13(4) 3Q13(4) 4Q13(4) 2013(4) 1Q14(4) 2Q14 3Q14 4Q14 2014 (4) 1Q15(5) 2Q15 3Q15 4Q15 2015 1Q16 2Q16 3Q16 Total Net Sales $797.1 $210.9 $230.1 $243.3 $223.1 $907.4 $203.5 $236.3 $228.0 $173.3 $841.2 $143.5 $172.1 $165.1 $108.9 $589.7 $104.1 $111.9 $107.5 Cost of Goods Sold (721.8) (187.9) (208.0) (218.2) (197.3) (811.4) (172.2) (196.6) (194.1) (134.3) (697.2) (108.4) (132.5) (124.4) (71.0) (436.3) (66.8) (73.1) ($73.5) Operating Expenses (18.7) (5.9) (6.1) (6.6) (7.2) (25.8) (8.5) (9.5) (10.2) (9.7) (38.0) (10.6) (10.8) (11.6) (11.7) (44.8) (10.5) (8.7) ($9.3) Contribution Margin $56.6 $17.2 $16.1 $18.4 $18.6 $70.3 $22.8 $30.2 $23.7 $29.3 $106.0 $24.5 $28.8 $29.1 $26.2 $108.6 $26.8 $30.0 $24.7 Depreciation and Amortization (9.3) (2.4) (2.4) (2.6) (3.4) (10.7) (3.4) (3.5) (3.7) (3.9) (14.6) (4.0) (4.7) (4.5) (5.9) (19.2) (5.0) (4.8) ($5.4) General and Administration Expense (7.7) (1.7) (1.1) (1.8) (1.7) (6.3) (2.6) (2.2) (2.5) (3.3) (10.6) (3.4) (3.0) (2.7) (2.3) (11.4) (2.9) (2.7) ($2.3) Gain (Loss) on Asset Disposal - - - - (0.2) (0.2) - (0.1) - - (0.1) - - - (0.1) (0.1) 0.0 - ($0.0) Operating Income $39.6 $13.1 $12.6 $14.0 $13.3 $53.2 $16.8 $24.4 $17.5 $22.1 $80.8 $17.1 $21.1 $21.8 $17.9 $77.9 $19.0 $22.5 $17.0 Interest Expense, net (3.6) (0.8) (0.8) (1.2) (1.8) (4.6) (2.0) (2.3) (2.2) (2.1) (8.7) (2.2) (2.6) (2.8) (3.0) (10.7) (3.2) (3.3) ($3.4) Loss on Equity Method Invesments (0.1) (0.3) (0.1) (0.6) (0.2) (0.2) ($0.3) Income Taxes - (0.1) (0.1) (0.3) (0.2) (0.8) (0.1) (0.3) (0.2) 0.5 (0.1) (0.3) (0.1) (0.1) 0.6 0.2 (0.1) (0.1) ($0.1) Net Income $36.0 $12.2 $11.8 $12.5 $11.3 $47.8 $14.7 $21.8 $15.1 $20.5 $72.0 $14.6 $18.3 $18.6 $15.3 $66.8 $15.4 $18.9 $13.2 EBITDA: Net Income $36.0 $12.2 $11.8 $12.5 $11.3 $47.8 $14.7 $21.8 $15.1 $20.5 $72.0 $14.6 $18.3 $18.6 $15.3 $66.8 $15.4 $18.9 $13.2 Income Taxes - 0.1 0.1 0.3 0.2 0.8 0.1 0.3 0.2 (0.5) 0.1 0.3 0.1 0.1 (0.6) (0.2) 0.1 0.1 $0.1 Depreciation and Amortization 9.3 2.4 2.4 2.6 3.4 10.7 3.4 3.5 3.7 3.9 14.6 4.0 4.7 4.5 5.9 19.2 5.0 4.8 $5.4 Interest Expense, net 3.6 0.8 0.8 1.2 1.8 4.6 2.0 2.3 2.2 2.1 8.7 2.2 2.6 2.8 3.0 10.7 3.2 3.3 $3.4 EBITDA $48.9 $15.5 $15.0 $16.6 $16.7 $63.8 $20.2 $27.9 $21.2 $26.1 $95.4 $21.1 $25.7 $26.1 $23.6 $96.5 $23.7 $27.1 $22.0 Delek Logistics Partners LP Income Statement and EBITDA Reconciliation

Investor Relations Contact: Assi Ginzburg Keith Johnson Chief Financial Officer Vice President of Investor Relations 615-435-1452 615-435-1366